UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08573

Name of Fund: MuniHoldings California Insured Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniHoldings California Insured Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/05

Date of reporting period: 07/01/04 - 06/30/05

Item 1 - Report to Stockholders

                             MuniHoldings California
                             Insured Fund, Inc.

Annual Report
June 30, 2005

MuniHoldings California Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of June 30, 2005, the percentage of the Fund's total net assets in inverse floaters was 1.68%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005

A Letter From the President

Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% -- behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between the two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:

Total Returns as of June 30, 2005                                      6-month         12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             -0.81%          + 6.32%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            -1.25%          + 9.45%
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         -1.17%          +13.65%
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.51%          + 6.80%
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.89%          + 8.24%
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +0.77%          +10.10%
-----------------------------------------------------------------------------------------------

Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                       Sincerely,


                                       /s/ Robert C. Doll, Jr.

                                       Robert C. Doll, Jr.
                                       President and Director


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005        3

A Discussion With Your Fund's Portfolio Manager

      With insured bonds representing better relative value, we emphasized credit quality during the period and consistently focused on AAA-rated securities.

Describe the market environment relative to municipal bonds.

Over the past year, long-term bond yields declined as their prices, which move in the opposite direction, increased. In the meantime, the Federal Reserve Board (the Fed) raised short-term interest rates at each of its meetings during the past year, lifting the federal funds target from 1% in June 2004 to 3.25% by period-end. As longer-term bond yields declined and short-term yields moved upward in unison with the Fed interest rate hikes, the yield curve flattened considerably. Over the 12 months ended June 30, 2005, 30-year U.S. Treasury bond yields declined 113 basis points (1.13%) to 4.16% and yields on the 10-year Treasury note fell 68 basis points to 3.94%.

In the tax-exempt market, yields on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 57 basis points to 4.77%. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 76 basis points to 4.26%, while AAA-rated bonds maturing in 10 years saw their yields decline 50 basis points to 3.45%.

The declining tax-exempt bond yields have prompted municipalities to both issue new debt and refund outstanding, higher-couponed issues. During the first six months of 2005, more than $206 billion in new municipal bonds was underwritten, an increase of 8.6% versus the same six months in 2004. The new issuance was boosted by a greater than 55% increase in refunding issues, which have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest cost of the refunding issue. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product generally has remained positive. According to statistics from the Investment Company Institute, through May 31, 2005, year-to-date net new cash flows into long-term municipal bond funds have exceeded $1.35 billion. This represents a significant improvement from the $7.86 billion net outflow seen during the same period in 2004. Recent June weekly figures from AMG Data Service have also shown continued positive flows. Throughout much of the past six months, high yield tax-exempt bond funds have been the principal target for these new cash inflows. During June, these lower-rated/non-rated bond funds received an average of $150 million per week. The need to invest these cash flows has led to very strong demand for lower-rated issues and a consequent narrowing of credit spreads. Additionally, thus far in 2005, the percentage of new issues bearing an insurer's guarantee has risen to nearly 60%, up from 53.6% during the same period a year ago. The increasing percentage of insured issuance has further reduced the availability of lower-rated municipal securities, lending more support to higher prices for these issues.

Describe conditions in the State of California during the period.

Rating agency Moody's upgraded California's credit rating to A2 from A3 on the same day that Governor Arnold Schwarzenegger signed a new fiscal year 2006 budget that did not include any new taxes or new borrowings. Moody's attributed the upgrade to "a continuing favorable trend of recovery in the state's economy and tax revenues, better-than-expected financial performance in fiscal year 2005, and a moderately improved financial outlook for 2006 and beyond." The budget's positive aspects include a moderate school funding increase, with no new issuance required to close the budget gap.

At period-end, however, California remained the lowest- rated state in the country, with an A- rating from Fitch and an A rating from Standard and Poor's. Despite its low credit rating, the trading value of the state's bonds improved as long-term interest rates declined. On June 30, 2005, California general obligation bonds were once again trading at historically tight spreads to high-grade bonds, offering just 10 basis points of additional income over comparable AAA-rated securities.

How did the Fund perform during the period?

For the 12-month period ended June 30, 2005, the Common Stock of MuniHoldings California Insured Fund, Inc. had net annualized yields of 6.16% and 6.33%, based on a year-end per share net asset value of $15.40 and a per share market price of $14.97, respectively, and $.948 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +11.56%, based on a change in per share net asset value from $14.73 to $15.40, and assuming reinvestment of all distributions.


4       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005

The Fund's total return, based on net asset value, trailed that of its comparable Lipper category of California Insured Municipal Debt Funds, which had an average return of +12.78% for the 12 months ended June 30, 2005. (Funds in this Lipper category invest primarily in securities that are exempt from taxation in California and are insured as to timely payment). The Fund's underperformance relative to its Lipper peer group average can be attributed to a shorter duration -- meaning the portfolio was positioned to be less sensitive to changes in interest rates. In hindsight, this relatively conservative positioning did not work well as long-term interest rates defied expectations and remained surprisingly low during most of the period.

For the six-month period ended June 30, 2005, the total investment return on the Fund's Common Stock was +3.60%, based on a change in per share net asset value from $15.35 to $15.40, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the year?

For most of the period, we maintained a below-average duration in an effort to protect the Fund's net asset value and mute price volatility in the portfolio as the Fed continued to raise short-term interest rates. Over time, as the yield curve continued to flatten and it became more apparent that long-term interest rates were unlikely to rise significantly, we increased the Fund's duration to a more market-neutral stance. To accomplish this, we added more interest rate sensitive securities to the portfolio, such as zero coupon bonds.

As the period progressed, credit spreads narrowed -- meaning that the additional income available to investors from lower-rated bonds was declining. Narrowing spreads left us with fewer compelling opportunities to make use of our permissible "basket" of uninsured bonds. Thus, we emphasized credit quality in the portfolio and consistently kept our weighting in AAA-rated bonds at 96% of total investments.

For the six months ended June 30, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 1.79%; Series B, 1.99%; Series C, 1.81%; Series D, 1.76%; and Series E, 1.86%. The Fund's borrowing costs moved somewhat higher during the period, predominantly as a result of the Fed's continued interest rate hikes, but also reflecting seasonal (tax-time) factors as investors redeemed monies from their short-term tax-exempt investments to pay their tax liabilities. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 38.44% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The Fund remains defensively positioned but closer to a neutral duration posture than when the period began. We would emphasize that this is a gradual transition to neutral, as we are not targeting an aggressive duration stance. We also remain focused on a relatively high credit quality portfolio.

With the Fed raising interest rates and with borrowing costs rising, we expect to keep the Fund fully invested. We may need to eventually invest further out on the yield curve, and we will be closely monitoring market conditions to determine whether such a move is appropriate.

Walter C. O'Connor, CFA
Vice President and Portfolio Manager

July 14, 2005


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005        5

Proxy Results

During the six-month period ended June 30, 2005, MuniHoldings California Insured Fund, Inc.`s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2005. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted    Shares Withheld
                                                                                        For           From Voting
-------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:                            Robert C. Doll, Jr.     27,076,124         238,822
                                                             James H. Bodurtha       27,068,277         246,669
                                                             Joe Grills              27,075,453         239,493
                                                             Roberta Cooper Ramo     27,070,604         244,342
                                                             Stephen B. Swensrud     27,076,079         238,867
-------------------------------------------------------------------------------------------------------------------

During the six-month period ended June 30, 2005, MuniHoldings California Insured Fund, Inc.'s Preferred Stock shareholders (Series A-E) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 28, 2005. The description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted    Shares Withheld
                                                                                        For           From Voting
-------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:
        Robert C. Doll, Jr., James H. Bodurtha, Joe Grills, Herbert I. London,
        Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud              11,928              32
-------------------------------------------------------------------------------------------------------------------

Portfolio Information as of June 30, 2005

                                                                     Percent of
                                                                        Total
Quality Ratings by S&P/Moody's                                       Investments
--------------------------------------------------------------------------------
AAA/Aaa ............................................................... 95.6%
AA/Aa .................................................................  0.9
A/A ...................................................................  3.2
Other* ................................................................  0.3
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and variable rate demand notes.


6       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005

Schedule of Investments                                           (in Thousands)

                           Face
                         Amount     Municipal Bonds                                                                         Value
===================================================================================================================================
California--152.7%
-----------------------------------------------------------------------------------------------------------------------------------
                        $ 1,000     ABAG Finance Authority for Nonprofit Corporations, California, COP (Children's
                                    Hospital Medical Center), 6% due 12/01/2029 (a)                                       $   1,113
                        -----------------------------------------------------------------------------------------------------------
                          3,345     ABC California Unified School District, GO, Series A, 5.625% due 8/01/2020 (f)(j)         3,571
                        -----------------------------------------------------------------------------------------------------------
                          4,000     Acalanes, California, Unified High School District, GO, 5.80% due 8/01/2007 (f)(i)        4,295
                        -----------------------------------------------------------------------------------------------------------
                                    Alameda County, California, COP (b):
                         12,380          (Financing Project), 6% due 9/01/2006 (i)                                           13,074
                          2,585          RIB, Series 410, 9.44% due 9/01/2021 (g)                                             2,875
                        -----------------------------------------------------------------------------------------------------------
                          4,535     Bakersfield, California, COP, Refunding (Convention Center Expansion Project),
                                    5.875% due 4/01/2022 (b)                                                                  4,797
                        -----------------------------------------------------------------------------------------------------------
                          3,885     Berkeley, California, GO, Series C, 5.375% due 9/01/2029 (c)                              4,141
                        -----------------------------------------------------------------------------------------------------------
                                    Berkeley, California, Unified School District, GO, Series I (f)(i):
                          2,000          5.75% due 8/01/2008                                                                  2,194
                          4,520          5.875% due 8/01/2008                                                                 4,976
                        -----------------------------------------------------------------------------------------------------------
                          7,120     Burbank, California, Unified School District, Capital Appreciation, GO (Election of
                                    1997), Series C, 4.84%** due 7/01/2027 (c)                                                2,549
                        -----------------------------------------------------------------------------------------------------------
                          2,925     Cajon Valley, California, Union School District, GO, Series B, 5.50% due 8/01/2027
                                    (b)                                                                                       3,228
                        -----------------------------------------------------------------------------------------------------------
                          2,180     California Community College Financing Authority, Lease Revenue Bonds
                                    (Grossmont-Palomar-Shasta), Series A, 5.625% due 4/01/2026 (b)                            2,410
                        -----------------------------------------------------------------------------------------------------------
                                    California Educational Facilities Authority, Revenue Refunding Bonds (Occidental
                                    College) (b)(i):
                          5,815          5.625% due 10/01/2007                                                                6,266
                          5,000          5.70% due 10/01/2007                                                                 5,372
                        -----------------------------------------------------------------------------------------------------------
                                    California HFA, Home Mortgage Revenue Bonds:
                            380          Series D, 5.85% due 8/01/2017                                                          399
                            400          VRDN, AMT, Series R, 2.38% due 8/01/2032 (a)(h)                                        400
                        -----------------------------------------------------------------------------------------------------------
                                    California HFA, S/F Mortgage Revenue Bonds,
                                    Class II, AMT (b):
                            530          Series A-1, 6% due 8/01/2020                                                           551
                          1,170          Series C-2, 5.625% due 8/01/2020 (d)                                                 1,214
                        -----------------------------------------------------------------------------------------------------------
                          9,250     California Health Facilities Financing Authority Revenue Bonds (Kaiser Permanente),
                                    Series A, 5.50% due 6/01/2022 (f)(j)                                                      9,913
                        -----------------------------------------------------------------------------------------------------------
                                    California Health Facilities Financing Authority, Revenue Refunding Bonds:
                          2,800          (Adventist Hospital), VRDN, Series A, 2.22% due 9/01/2028 (b)(h)                     2,800
                          2,500          (Catholic Healthcare West), Series A, 6% due 7/01/2025 (b)                           2,620
                          4,500          (Children's Hospital), 5.375% due 7/01/2020 (b)                                      4,686
                          3,950          (De Las Companas), Series A, 5.75% due 7/01/2015 (a)                                 4,038
                        -----------------------------------------------------------------------------------------------------------
                          1,900     California Infrastructure and Economic Development Bank Revenue Bonds (Los Angeles
                                    County Department of Public Social Services), 5.75% due 9/01/2023 (a)                     2,171
                        -----------------------------------------------------------------------------------------------------------
                          6,000     California State Department of Water Resources, Power Supply Revenue Bonds, Series
                                    A, 5.75% due 5/01/2017                                                                    6,760
                        -----------------------------------------------------------------------------------------------------------
                          6,400     California State Department of Water Resources Revenue Bonds (Central Valley
                                    Project), 5.25% due 7/01/2022                                                             6,403
                        -----------------------------------------------------------------------------------------------------------
                          2,000     California State, GO, 5.50% due 6/01/2025 (c)                                             2,165
                        -----------------------------------------------------------------------------------------------------------
                                    California State, GO, Refunding:
                          2,100          5.75% due 12/01/2009 (i)                                                             2,362
                          6,000          5.25% due 2/01/2026 (b)                                                              6,486
                          1,075          5.75% due 12/01/2029                                                                 1,192
                          7,000          RIB, AMT, Series 777X, 8.15% due 12/01/2021 (b)(g)                                   7,362
                          4,130          Veterans, AMT, Series B, 5.45% due 12/01/2017 (b)                                    4,232
                        -----------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
M/F        Multi-Family
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005        7

Schedule of Investments (continued)                               (in Thousands)

                           Face
                         Amount     Municipal Bonds                                                                         Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                        $20,000     California State Public Works Board, Lease Revenue Bonds (Various University of
                                    California Projects), Series C, 5.125% due 9/01/2022 (a)                              $  21,169
                        -----------------------------------------------------------------------------------------------------------
                                    California State Public Works Board, Lease Revenue Refunding Bonds:
                          5,025          (California State University), Series A, 5.50% due 10/01/2014 (b)                    5,296
                          8,750          (Department of Corrections), Series B, 5.625% due 11/01/2019 (b)                     9,242
                          2,625          (Various Community College Projects), Series B, 5.625% due 3/01/2019 (a)             2,726
                        -----------------------------------------------------------------------------------------------------------
                          7,050     California State, Various Purpose, GO, 5.50% due 11/01/2033                               7,857
                        -----------------------------------------------------------------------------------------------------------
                          9,500     California Statewide Communities Development Authority, COP, Refunding (Huntington
                                    Memorial Hospital), 5.80% due 7/01/2006 (e)(i)                                            9,985
                        -----------------------------------------------------------------------------------------------------------
                          5,000     California Statewide Communities Development Authority, COP (Sutter Health
                                    Obligation Group), 6% due 8/15/2025 (b)                                                   5,119
                        -----------------------------------------------------------------------------------------------------------
                          4,915     California Statewide Communities Development Authority, Health Facility Revenue
                                    Bonds (Memorial Health Services), Series A, 6% due 10/01/2023                             5,512
                        -----------------------------------------------------------------------------------------------------------
                          1,090     California Statewide Communities Development Authority Revenue Bonds (Los Angeles
                                    Orthopedic Hospital Foundation), 5.50% due 6/01/2019 (a)                                  1,150
                        -----------------------------------------------------------------------------------------------------------
                          1,640     Campbell, California, Unified High School District, GO, 5.70% due 8/01/2009 (f)(i)        1,811
                        -----------------------------------------------------------------------------------------------------------
                                    Capistrano, California, Unified Public Financing Authority, Special Tax Revenue
                                    Refunding Bonds, First Lien, Series A (a):
                         16,770          5.70% due 9/01/2016                                                                 17,656
                         10,640          5.70% due 9/01/2020 (l)                                                             11,196
                        -----------------------------------------------------------------------------------------------------------
                          8,705     Castaic Lake, California, Water Agency Revenue Bonds, COP (Water System Improvement
                                    Project), 5.50% due 8/01/2023 (a)                                                         9,469
                        -----------------------------------------------------------------------------------------------------------
                                    Chino, California, Unified School District, COP, Refunding (f):
                          1,695          6.125% due 9/01/2005 (i)                                                             1,739
                          5,300          6.125% due 9/01/2026                                                                 5,432
                        -----------------------------------------------------------------------------------------------------------
                          5,000     Clovis, California, Unified School District, Capital Appreciation, GO (Election of
                                    2004), Series A, 4.80%** due 8/01/2025 (c)                                                1,986
                        -----------------------------------------------------------------------------------------------------------
                          2,500     Colton, California, Joint Unified School District, GO, Series A, 5.375%
                                    due 8/01/2026 (c)                                                                         2,776
                        -----------------------------------------------------------------------------------------------------------
                          7,800     Contra Costa, California, Community College District, GO (Election of 2002), 5%
                                    due 8/01/2028 (b)                                                                         8,340
                        -----------------------------------------------------------------------------------------------------------
                                    Contra Costa County, California, COP, Refunding:
                          4,570          (Capital Projects Program), 5.25% due 2/01/2021 (a)                                  4,795
                          6,000          DRIVERS, Series 154, 8.161% due 11/01/2017 (b)(g)                                    6,858
                          2,000          (Merrithew Memorial Hospital Project), 5.50% due 11/01/2022 (b)                      2,138
                        -----------------------------------------------------------------------------------------------------------
                          8,500     Corona, California, COP (Clearwater Cogeneration Project), 5% due 9/01/2028 (b)           8,990
                        -----------------------------------------------------------------------------------------------------------
                          5,000     Covina-Valley, California, Unified School District, Capital Appreciation, GO
                                    (Election of 2001), Series B, 5.15%** due 6/01/2027 (c)                                   1,798
                        -----------------------------------------------------------------------------------------------------------
                          2,395     Covina-Valley, California, Unified School District, GO, Refunding, Series A, 5.50%
                                    due 8/01/2026 (f)                                                                         2,675
                        -----------------------------------------------------------------------------------------------------------
                          3,750     Culver City, California, Redevelopment Finance Authority, Revenue Refunding Bonds,
                                    Tax Allocation, Series A, 5.60% due 11/01/2025 (f)                                        4,130
                        -----------------------------------------------------------------------------------------------------------
                          1,870     Davis, California, Joint Unified School District, Community Facilities District,
                                    Special Tax Refunding Bonds, Number 1, 5.50% due 8/15/2021 (b)                            1,940
                        -----------------------------------------------------------------------------------------------------------
                          7,500     Desert Sands, California, Unified School District, GO (Election of 2001), 5%
                                    due 6/01/2029 (f)                                                                         8,023
                        -----------------------------------------------------------------------------------------------------------
                                    East Side Union High School District, California, Santa Clara County, Capital
                                    Appreciation, GO (Election of 2002), Series E (k):
                          5,205          5.03%** due 8/01/2024                                                                2,038
                          5,550          5.05%** due 8/01/2025                                                                2,064
                         11,000          5.125%** due 8/01/2028                                                               3,432
                        -----------------------------------------------------------------------------------------------------------
                                    East Side Union High School District, California, Santa Clara County, GO, Series E
                                    (c)(j):
                          6,205          5% due 9/01/2022                                                                     6,406
                          5,655          5% due 9/01/2023                                                                     5,838
                        -----------------------------------------------------------------------------------------------------------
                          7,000     El Dorado County, California, Public Agency Financing Authority, Revenue Refunding
                                    Bonds, 5.50% due 2/15/2021 (c)                                                            7,265
                        -----------------------------------------------------------------------------------------------------------
                                    Escondido, California, COP, Refunding:
                          1,000          Series A, 5.75% due 9/01/2024 (c)                                                    1,117
                          5,000          (Wastewater Project), 5.70% due 9/01/2006 (a)(i)                                     5,276
                        -----------------------------------------------------------------------------------------------------------


8       MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005

Schedule of Investments (continued)                               (in Thousands)

                           Face
                         Amount     Municipal Bonds                                                                         Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                        $ 5,000     Fontana, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Southwest
                                    Industrial Park Project), 5% due 9/01/2022 (b)                                        $   5,276
                        -----------------------------------------------------------------------------------------------------------
                          5,000     Foothill-De Anza, California, Community College District, GO, Refunding, 5%
                                    due 8/01/2030 (c)                                                                         5,280
                        -----------------------------------------------------------------------------------------------------------
                          4,455     Fresno, California, Airport Revenue Bonds, AMT, Series B, 5.50% due 7/01/2020 (f)         4,815
                        -----------------------------------------------------------------------------------------------------------
                          4,040     Garden Grove, California, COP (Financing Project), Series A, 5.50% due 3/01/2026 (a)      4,475
                        -----------------------------------------------------------------------------------------------------------
                          5,200     Glendale, California, Unified School District, GO, Series B, 5.125%
                                    due 9/01/2023 (f)                                                                         5,517
                        -----------------------------------------------------------------------------------------------------------
                          2,175     Grossmont-Cuyamaca Community College District, California, GO (Election of 2002),
                                    Series B, 5% due 8/01/2025 (c)                                                            2,346
                        -----------------------------------------------------------------------------------------------------------
                                    Hacienda La Puente, California, Unified School District, GO, Series A (b)(i):
                          1,500          5.25% due 8/01/2010                                                                  1,675
                          1,700          5.50% due 8/01/2010                                                                  1,919
                        -----------------------------------------------------------------------------------------------------------
                          4,565     Hemet, California, Unified School District, GO, Series A, 5.375% due 8/01/2026 (b)        4,993
                        -----------------------------------------------------------------------------------------------------------
                          9,205     Industry, California, Urban Development Agency, Tax Allocation Refunding Bonds
                                    (Civic-Recreational-Industrial Redevelopment Project Number 1), 5.50%
                                    due 5/01/2020 (b)                                                                         9,717
                        -----------------------------------------------------------------------------------------------------------
                          1,700     Inglewood, California, Unified School District, GO, Series A, 5.60%
                                    due 10/01/2024 (c)                                                                        1,868
                        -----------------------------------------------------------------------------------------------------------
                          2,300     Irvine, California, Unified School District, Special Tax (Community Facilities
                                    District Number 86-1), 5.375% due 11/01/2020 (a)                                          2,491
                        -----------------------------------------------------------------------------------------------------------
                          4,665     Irvine, California, Unified School District, Special Tax Refunding Bonds (Community
                                    Facilities District Number 86-1), 5.80% due 11/01/2020 (a)                                5,049
                        -----------------------------------------------------------------------------------------------------------
                                    La Quinta, California, Financing Authority, Local Agency Revenue Bonds, Series A
                                    (a):
                          2,500          5.25% due 9/01/2024                                                                  2,746
                          7,165          5.125% due 9/01/2034                                                                 7,716
                        -----------------------------------------------------------------------------------------------------------
                          7,500     La Quinta, California, Redevelopment Agency, Housing Tax Allocation Bonds
                                    (Redevelopment Project Areas Numbers 1 & 2), 6% due 9/01/2005 (b)(i)                      7,685
                        -----------------------------------------------------------------------------------------------------------
                          4,000     Long Beach, California, Bond Finance Authority, Lease Revenue Bonds (Rainbow Harbor
                                    Refinancing Project), Series A, 5.25% due 5/01/2024 (a)                                   4,296
                        -----------------------------------------------------------------------------------------------------------
                         10,650     Los Altos, California, School District GO, Series A, 5% due 8/01/2023 (f)                10,967
                        -----------------------------------------------------------------------------------------------------------
                         12,265     Los Angeles, California, Community College District, GO, Series A, 5.50%
                                    due 8/01/2011 (b)(i)                                                                     13,898
                        -----------------------------------------------------------------------------------------------------------
                         10,000     Los Angeles, California, Community Redevelopment Agency, Community Redevelopment
                                    Financing Authority Revenue Bonds (Bunker Hill Project), Series A, 5%
                                    due 12/01/2027 (f)                                                                       10,673
                        -----------------------------------------------------------------------------------------------------------
                          2,790     Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax
                                    Revenue Bonds, Proposition A, First Tier Senior--Series A, 5% due 7/01/2024 (a)           3,013
                        -----------------------------------------------------------------------------------------------------------
                          3,750     Los Angeles County, California, Metropolitan Transportation Authority, Sales Tax
                                    Revenue Refunding Bonds, Proposition C, Second Tier Senior--Series A, 5.25%
                                    due 7/01/2030 (c)                                                                         4,041
                        -----------------------------------------------------------------------------------------------------------
                          2,000     Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B, 5.375%
                                    due 11/01/2023                                                                            2,068
                        -----------------------------------------------------------------------------------------------------------
                            350     Los Angeles, California, M/F Housing Revenue Refunding Bonds, Senior Series G,
                                    5.65% due 1/01/2014 (f)                                                                     353
                        -----------------------------------------------------------------------------------------------------------
                          7,450     Los Angeles, California, Wastewater System, Revenue Refunding Bonds, Series A, 5%
                                    due 6/01/2032 (f)                                                                         7,909
                        -----------------------------------------------------------------------------------------------------------
                          2,735     Los Gatos, California, Unified School District, GO (Election of 2001), Series B, 5%
                                    due 8/01/2030 (f)                                                                         2,911
                        -----------------------------------------------------------------------------------------------------------
                          1,890     Los Rios, California, Community College District, GO (Election of 2002),
                                    Series B, 5% due 8/01/2027 (b)                                                            2,024
                        -----------------------------------------------------------------------------------------------------------
                          5,000     Menlo Park, California, Community Development Agency, Tax Allocation (Las Pulgas
                                    Community Development Project), 5.50% due 6/01/2025 (a)                                   5,492
                        -----------------------------------------------------------------------------------------------------------
                          9,000     Metropolitan Water District of Southern California, Waterworks Revenue Bonds,
                                    Series B-1, 5% due 10/01/2033 (c)                                                         9,562
                        -----------------------------------------------------------------------------------------------------------
                          5,000     Modesto, California, Schools Infrastructure Financing Agency, Special Tax Bonds, 5%
                                    due 9/01/2029 (a)                                                                         5,345
                        -----------------------------------------------------------------------------------------------------------
                          3,500     Mojave, California, Water Agency, GO, Refunding (Improvement District--Morongo
                                    Basin), 5.80% due 9/01/2022 (c)                                                           3,689
                        -----------------------------------------------------------------------------------------------------------
                          2,000     Montebello, California, Community Redevelopment Agency, Housing Tax Allocation
                                    Bonds, Series A, 5.45% due 9/01/2019 (f)                                                  2,142
                        -----------------------------------------------------------------------------------------------------------
                          4,150     Moorpark, California, Redevelopment Agency, Tax Allocation Bonds (Moorpark
                                    Redevelopment Project), 5.125% due 10/01/2031 (a)                                         4,455
                        -----------------------------------------------------------------------------------------------------------
                          2,315     Morgan Hill, California, Unified School District, GO, 5.75% due 8/01/2019 (c)             2,597
                        -----------------------------------------------------------------------------------------------------------
                          3,730     Mount San Antonio, California, Community College District, GO, Series A, 5.375%
                                    due 5/01/2022 (c)                                                                         4,176
                        -----------------------------------------------------------------------------------------------------------
                         16,000     Norco, California, Redevelopment Agency, Tax Allocation Refunding Bonds (Norco
                                    Redevelopment Project--Area Number 1), 5.75% due 3/01/2026 (b)                           16,583


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005        9

Schedule of Investments (continued)                               (in Thousands)

                           Face
                         Amount     Municipal Bonds                                                                         Value
===================================================================================================================================
California (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                        $ 2,140     North City West, California, School Facilities Financing Authority, Special Tax
                                    Refunding Bonds, Series B, 6% due 9/01/2019 (f)                                       $   2,260
                        -----------------------------------------------------------------------------------------------------------
                          3,275     Northern California Power Agency, Public Power Revenue Refunding Bonds
                                    (Hydroelectric Project Number One), Series A, 5.125% due 7/01/2023 (b)                    3,459
                        -----------------------------------------------------------------------------------------------------------
                         10,350     Norwalk-La Mirada Unified School District, California, Capital Appreciation, GO,
                                    Series B, 5%** due 8/01/2024 (c)                                                          4,312
                        -----------------------------------------------------------------------------------------------------------
                          9,995     Oakland, California, Alameda County Unified School District, GO, Refunding, Series
                                    C, 5.50% due 8/01/2019 (c)                                                               10,118
                        -----------------------------------------------------------------------------------------------------------
                                    Oakland, California, Alameda County Unified School District, GO, Series F (b):
                          3,705          5.625% due 8/01/2020                                                                 4,081
                          5,245          5.625% due 8/01/2021                                                                 5,778
                          6,000          5.50% due 8/01/2024                                                                  6,560
                        -----------------------------------------------------------------------------------------------------------
                          2,500     Oakland, California, GO, Measure 1, 5.85% due 12/15/2022 (c)                              2,657
                        -----------------------------------------------------------------------------------------------------------
                          1,300     Oakland, California, GO, Measure K, Series C, 5.80% due 12/15/2018 (b)                    1,381
                        -----------------------------------------------------------------------------------------------------------
                          7,105     Oakland, California, Joint Powers Financing Authority, Lease Revenue Bonds (Oakland
                                    Administration Buildings), 5.75% due 8/01/2006 (a)(i)                                     7,484
                        -----------------------------------------------------------------------------------------------------------
                         10,000     Oxnard, California, Financing Authority, Wastewater Revenue Bonds (Redwood Trunk
                                    Sewer and Headworks Projects), Series A, 5.25% due 6/01/2034 (c)                         10,922
                        -----------------------------------------------------------------------------------------------------------
                                    Pajaro Valley, California, Unified School District, Capital Appreciation, GO
                                    (Election of 2002), Series B (f):
                          5,610          5.03%** due 8/01/2024                                                                2,324
                          6,440          5.16%** due 8/01/2028                                                                2,154
                        -----------------------------------------------------------------------------------------------------------
                          6,475     Palm Desert, California, Financing Authority, Tax Allocation Revenue Bonds (Project
                                    Area Number 2), 5% due 8/01/2033 (b)                                                      6,903
                        -----------------------------------------------------------------------------------------------------------
                          5,750     Palm Desert, California, Financing Authority, Tax Allocation Revenue Refunding Bonds
                                    (Project Area Number 1), 5.45% due 4/01/2018 (b)                                          6,099
                        -----------------------------------------------------------------------------------------------------------
                          1,000     Palm Springs, California, COP, Refunding (Multiple Capital Facilities Project),
                                    5.75% due 4/01/2017 (a)                                                                   1,068
                        -----------------------------------------------------------------------------------------------------------
                          1,600     Palm Springs, California, Financing Authority, Lease Revenue Refunding Bonds
                                    (Convention Center Project), Series A, 5.50% due 11/01/2035 (b)                           1,808
                        -----------------------------------------------------------------------------------------------------------
                          5,115     Perris, California, Unified School District, Capital Appreciation, GO, Series A,
                                    5.20%** due 9/01/2028 (c)                                                                 1,728
                        -----------------------------------------------------------------------------------------------------------
                          4,000     Pittsburg, California, Public Financing Authority, Water Revenue Bonds, 5.50%
                                    due 6/01/2027 (b)                                                                         4,254
                        -----------------------------------------------------------------------------------------------------------
                                    Pleasanton, California, Unified School District, GO (i):
                          2,700          Series D, 5.375% due 8/01/2007 (b)                                                   2,876
                          9,100          Series E, 5.50% due 8/01/2008 (c)                                                    9,923
                        -----------------------------------------------------------------------------------------------------------
                          5,000     Port of Oakland, California, Port Revenue Refunding Bonds, Series I, 5.40%
                                    due 11/01/2017 (b)                                                                        5,372
                        -----------------------------------------------------------------------------------------------------------
                                    Port of Oakland, California, Revenue Bonds, AMT, Series K (c):
                          3,500          5.75% due 11/01/2014                                                                 3,844
                         17,120          5.75% due 11/01/2029                                                                18,550
                        -----------------------------------------------------------------------------------------------------------
                         25,355     Port of Oakland, California, Revenue Refunding Bonds, AMT, Series L, 5.375%
                                    due 11/01/2027 (c)                                                                       27,183
                        -----------------------------------------------------------------------------------------------------------
                          2,205     Richmond, California, Joint Powers Financing Authority, Tax Allocation Revenue
                                    Bonds, Series A,  5.50% due 9/01/2018 (b)                                                 2,440
                        -----------------------------------------------------------------------------------------------------------
                          3,000     Riverside, California, COP, 5% due 9/01/2028 (a)                                          3,175
                        -----------------------------------------------------------------------------------------------------------
                          9,000     Sacramento, California, Municipal Utility District, Electric Revenue Bonds, Series
                                    R, 5% due 8/15/2033 (b)                                                                   9,554
                        -----------------------------------------------------------------------------------------------------------
                         10,825     Sacramento, California, Municipal Utility District, Electric Revenue Refunding
                                    Bonds, Series L, 5.125% due 7/01/2022 (b)                                                11,427
                        -----------------------------------------------------------------------------------------------------------
                          3,500     Sacramento, California, Power Authority Revenue Bonds (Cogeneration Project),
                                    5.875% due 7/01/2006 (b)(i)                                                               3,682
                        -----------------------------------------------------------------------------------------------------------
                          1,700     Sacramento County, California, Airport System Revenue Bonds, Series A, 5.25%
                                    due 7/01/2017 (f)                                                                         1,867
                        -----------------------------------------------------------------------------------------------------------
                          5,000     Sacramento County, California, Sanitation District Financing Authority Revenue
                                    Bonds, Series A, 5% due 12/01/2035 (a)                                                    5,357
                        -----------------------------------------------------------------------------------------------------------
                          4,115     Saddleback Valley, California, Unified School District, GO, 5% due 8/01/2029 (f)          4,406
                        -----------------------------------------------------------------------------------------------------------
                          5,440     San Bernardino, California, Joint Powers Financing Authority, Lease Revenue Bonds
                                    (Department of Transportation Lease), Series A, 5.50% due 12/01/2020 (b)                  5,606
                        -----------------------------------------------------------------------------------------------------------
                          5,000     San Bernardino, California, Joint Powers Financing Authority, Tax Allocation Revenue
                                    Refunding Bonds, Series A, 5.75% due 10/01/2025 (f)                                       5,131
                        -----------------------------------------------------------------------------------------------------------
                          1,480     San Bernardino County, California, COP, Refunding (Medical Center Financing
                                    Project), 5.50% due 8/01/2019 (b)                                                         1,513
                        -----------------------------------------------------------------------------------------------------------
                          5,055     San Diego, California, Public Facilities Financing Authority, Sewer Revenue Bonds,
                                    Series A, 5.25% due 5/15/2027 (c)                                                         5,294
                        -----------------------------------------------------------------------------------------------------------
                          6,480     San Diego, California, Unified School District, GO (Election of 1998), Series F, 5%
                                    due 7/01/2028 (f)                                                                         6,946
                        -----------------------------------------------------------------------------------------------------------
                          6,795     San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Bonds,
                                    5.50% due 7/01/2026 (c)                                                                   7,378


10      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005

Schedule of Investments (continued)                               (in Thousands)

                           Face
                         Amount     Municipal Bonds                                                                         Value
===================================================================================================================================
California (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                                    San Francisco, California, City and County Airport Commission, International Airport
                                    Revenue Bonds, AMT, Second Series:
                        $ 5,830          Issue 10A, 5.50% due 5/01/2013 (b)                                               $   6,061
                          5,750          Issue 12A, 5.80% due 5/01/2021 (c)                                                   5,930
                          6,430          Issue 24A, 5.50% due 5/01/2024 (f)                                                   6,871
                        -----------------------------------------------------------------------------------------------------------
                          8,900     San Francisco, California, State Building Authority, Lease Revenue Bonds (San
                                    Francisco Civic Center Complex), Series A, 5.25% due 12/01/2021 (a)                       9,344
                        -----------------------------------------------------------------------------------------------------------
                                    San Jose-Evergreen, California, Community College District, Capital Appreciation, GO
                                    (Election of 2004), Refunding, Series A (b):
                         10,410          5.17%** due 9/01/2024                                                                4,019
                          7,250          5.34%** due 9/01/2029                                                                2,077
                        -----------------------------------------------------------------------------------------------------------
                          2,000     San Jose-Santa Clara, California, Water Financing Authority, Sewer Revenue Bonds,
                                    Series A, 5.375% due 11/15/2020 (c)                                                       2,038
                        -----------------------------------------------------------------------------------------------------------
                                    San Juan, California, Unified School District, GO:
                          3,955          5.625% due 8/01/2018 (c)                                                             4,414
                          3,830          5.625% due 8/01/2019 (c)                                                             4,274
                          4,250          (Election of 2002), 5% due 8/01/2028 (b)                                             4,523
                        -----------------------------------------------------------------------------------------------------------
                          7,740     San Mateo, California, Redevelopment Agency, Merged Area Tax Allocation Refunding
                                    Bonds, Series A, 5% due 8/01/2030 (k)                                                     8,277
                        -----------------------------------------------------------------------------------------------------------
                          2,300     San Mateo County, California, Community College District, COP, 5% due 10/01/2029 (b)      2,449
                        -----------------------------------------------------------------------------------------------------------
                          5,000     San Mateo-Foster City, California, School District, GO, 5.30% due 8/01/2029 (c)           5,390
                        -----------------------------------------------------------------------------------------------------------
                          5,025     San Rafael, California, Elementary School District, Capital Appreciation, GO
                                    (Election of 2002), Series B, 4.98%** due 8/01/2029 (c)                                   1,615
                        -----------------------------------------------------------------------------------------------------------
                         14,000     Santa Clara, California, Redevelopment Agency, Tax Allocation Bonds (Bayshore North
                                    Project), Series A, 5.50%  due 6/01/2023 (a)                                             15,220
                        -----------------------------------------------------------------------------------------------------------
                          6,050     Santa Clara, California, Subordinated Electric Revenue Bonds, Series A, 5%
                                    due 7/01/2028 (b)                                                                         6,435
                        -----------------------------------------------------------------------------------------------------------
                          9,750     Santa Clara County, California, Financing Authority, Lease Revenue Refunding Bonds,
                                    Series A, 5% due 11/15/2022 (a)                                                          10,319
                        -----------------------------------------------------------------------------------------------------------
                          9,000     Santa Fe Springs, California, Community Development, Commission Tax Allocation
                                    Refunding Bonds (Consolidated Redevelopment Project), Series A, 5% due 9/01/2022 (b)      9,481
                        -----------------------------------------------------------------------------------------------------------
                          5,110     Santa Monica, California, Redevelopment Agency, Tax Allocation Bonds (Earthquake
                                    Recovery Redevelopment Project), 6% due 7/01/2029 (a)                                     5,641
                        -----------------------------------------------------------------------------------------------------------
                          2,855     Santa Rosa, California, High School District, GO (Election of 2002), 5%
                                    due 8/01/2028 (b)                                                                         3,038
                        -----------------------------------------------------------------------------------------------------------
                          5,000     Southern California Public Power Authority, Power Project Revenue Bonds (Magnolia
                                    Power Project), Series A-1, 5% due 7/01/2033 (a)                                          5,301
                        -----------------------------------------------------------------------------------------------------------
                          1,570     Southwestern Community College District, California, GO, Refunding, 5.25%
                                    due 8/01/2017 (b)                                                                         1,795
                        -----------------------------------------------------------------------------------------------------------
                         13,250     Tracy, California, Area Public Facilities Financing Agency, Special Tax Refunding
                                    Bonds (Community Facilities District Number 87-1), Series H, 5.875%
                                    due 10/01/2019 (b)                                                                       14,005
                        -----------------------------------------------------------------------------------------------------------
                          6,655     Turlock, California, Public Finance Authority, Sewer Revenue Bonds, Series A, 5%
                                    due 9/15/2033 (c)                                                                         7,068
                        -----------------------------------------------------------------------------------------------------------
                          7,475     University of California, COP, Series A, 5.25% due 11/01/2024 (a)                         7,874
                        -----------------------------------------------------------------------------------------------------------
                          9,875     University of California, Hospital Revenue Bonds (University of California Medical
                                    Center), 5.75% due 7/01/2006 (a)(i)                                                      10,278
                        -----------------------------------------------------------------------------------------------------------
                          1,410     University of California Revenue Bonds, Series K, 5.25% due 9/01/2024 (c)                 1,503
                        -----------------------------------------------------------------------------------------------------------
                         16,000     University of California, Revenue Refunding Bonds (Multiple Purpose Projects),
                                    Series E, 5.125% due 9/01/2020 (b)                                                       16,786
                        -----------------------------------------------------------------------------------------------------------
                                    Vista, California, Unified School District, GO:
                         10,000          Series A, 5.25% due 8/01/2025 (f)                                                   10,841
                          2,550          Series B, 5% due 8/01/2028 (c)                                                       2,714
                        -----------------------------------------------------------------------------------------------------------
                          6,075     Washington, California, Unified School District (Yolo County), Capital Appreciation,
                                    GO (Election of 2004), Series A, 4.98%** due 8/01/2029 (c)                                1,955
                        -----------------------------------------------------------------------------------------------------------
                          5,825     West Contra Costa, California, Unified School District, Capital Appreciation, GO
                                    (Election of 2002), Series C, 4.98%** due 8/01/2029 (c)                                   1,876
                        -----------------------------------------------------------------------------------------------------------
                          6,690     West Contra Costa, California, Unified School District, GO (Election of 2002),
                                    Series B, 5% due 8/01/2032 (f)                                                            7,062
                        -----------------------------------------------------------------------------------------------------------
                          3,145     Yorba Linda, California, Redevelopment Agency, Redevelopment Project Tax Allocation
                                    Revenue Bonds (Subordinate Lien), Series B, 5% due 9/01/2032 (a)                          3,381
                        -----------------------------------------------------------------------------------------------------------


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005       11

Schedule of Investments (concluded)                               (in Thousands)

                           Face
                         Amount     Municipal Bonds                                                                         Value
===================================================================================================================================
Puerto Rico--5.6%
-----------------------------------------------------------------------------------------------------------------------------------
                                    Puerto Rico Commonwealth, Infrastructure Financing Authority, Special Tax and
                                    Capital Appreciation Revenue Bonds, Series A:
                        $15,000          4.60%** due 7/01/2030 (c)                                                        $   4,832
                          5,400          4.67%** due 7/01/2035 (a)                                                            1,380
                         12,400          4.77%** due 7/01/2042 (c)                                                            2,215
                         10,000          4.77%** due 7/01/2044 (a)                                                            1,622
                          3,000          4.77%** due 7/01/2045 (c)                                                              464
                        -----------------------------------------------------------------------------------------------------------
                                    Puerto Rico Electric Power Authority, Power Revenue Bonds:
                         11,215          Series HH, 5.30% due 7/01/2020 (f)                                                  12,204
                          7,880          Series NN, 5.125% due 7/01/2029                                                      8,355
                          3,625          Series RR, 5% due 7/01/2025 (k)                                                      3,909
                        -----------------------------------------------------------------------------------------------------------
                                    Total Municipal Bonds (Cost--$927,363)--158.3%                                          991,331
                        ===========================================================================================================

                         Shares
                           Held     Short-Term Securities
===================================================================================================================================
                             55     CMA California Municipal Money Fund ***                                                      55
                        -----------------------------------------------------------------------------------------------------------
                                    Total Short-Term Securities (Cost--$55)--0.0%                                                55
                        ===========================================================================================================
                        Total Investments (Cost--$927,418*)--158.3%                                                         991,386

                        Other Assets Less Liabilities--4.0%                                                                  24,805

                        Preferred Stock, at Redemption Value--(62.3%)                                                      (390,082)
                                                                                                                          ---------
                        Net Assets Applicable to Common Stock--100.0%                                                     $ 626,109
                                                                                                                          =========

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost .............................................      $926,922
                                                                        ========
      Gross unrealized appreciation ..............................      $ 64,464
      Gross unrealized depreciation ..............................            --
                                                                        --------
      Net unrealized appreciation ................................      $ 64,464
                                                                        ========

** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      CMA California Municipal Money Fund                   19              $128
      --------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   Connie Lee Insured.
(f)   FSA Insured.
(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(i)   Prerefunded.
(j)   Escrowed to maturity.
(k)   XL Capital Insured.
(l) All or a portion of security held as collateral in connection with open financial futures contracts.

      Financial futures contracts purchased as of June 30, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                         Expiration       Face        Unrealized
      Contracts        Issue               Date          Value      Appreciation
      --------------------------------------------------------------------------
         200       Ten-Year U.S.
                   Treasury Notes     September 2005    $22,657         $37
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005

Statement of Net Assets

As of June 30, 2005

===========================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$927,363,314) .............................................                    $  991,331,307
                       Investments in affiliated securities, at value (identified
                        cost--$54,799) ..................................................                            54,799
                       Cash .............................................................                            43,096
                       Receivables:
                          Interest ......................................................  $   14,616,825
                          Securities sold ...............................................      13,876,300
                          Variation margin ..............................................          40,624
                          Dividends from affiliates .....................................               3        28,533,752
                                                                                           --------------
                       Prepaid expenses .................................................                             3,584
                                                                                                             --------------
                       Total assets .....................................................                     1,019,966,538
                                                                                                             --------------
===========================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ..........................................       2,998,413
                          Investment adviser ............................................         359,430
                          Dividends to Common Stock shareholders ........................         296,710
                          Other affiliates ..............................................          10,588         3,665,141
                                                                                           --------------
                       Accrued expenses .................................................                           111,043
                                                                                                             --------------
                       Total liabilities ................................................                         3,776,184
                                                                                                             --------------
===========================================================================================================================
Preferred Stock
---------------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.10 per
                        share (1,920 Class A Shares, 3,880 Class B Shares, 3,200
                        Class C Shares, 2,960 Class D Shares and 3,640 Class E
                        Shares of AMPS* authorized, issued and outstanding at
                        $25,000 per share liquidation preference) .......................                       390,081,503
                                                                                                             --------------
===========================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ............................                    $  626,108,851
                                                                                                             ==============
===========================================================================================================================
Analysis of Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (40,657,301 shares
                        issued and outstanding) .........................................                    $    4,065,730
                       Paid-in capital in excess of par .................................                       599,718,612
                       Undistributed investment income--net .............................  $    8,836,506
                       Accumulated realized capital losses--net .........................     (50,516,932)
                       Unrealized appreciation--net .....................................      64,004,935
                                                                                           --------------
                       Total accumulated earnings--net ..................................                        22,324,509
                                                                                                             --------------
                       Total--Equivalent to $15.40 net asset value per share of
                        Common Stock (market price--$14.97) .............................                    $  626,108,851
                                                                                                             ==============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005       13

Statement of Operations

For the Year Ended June 30, 2005

===========================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------------
                       Interest .........................................................                    $   50,159,552
                       Dividends from affiliates ........................................                           128,333
                                                                                                             --------------
                       Total income .....................................................                        50,287,885
                                                                                                             --------------
===========================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .........................................  $    5,558,588
                       Commission fees ..................................................         995,412
                       Accounting services ..............................................         282,964
                       Transfer agent fees ..............................................          98,462
                       Professional fees ................................................          63,033
                       Custodian fees ...................................................          48,805
                       Printing and shareholder reports .................................          45,655
                       Directors' fees and expenses .....................................          35,836
                       Listing fees .....................................................          28,912
                       Pricing fees .....................................................          27,272
                       Other ............................................................          71,144
                                                                                           --------------
                       Total expenses before waiver and reimbursement ...................       7,256,083
                       Waiver and reimbursement of expenses .............................        (376,665)
                                                                                           --------------
                       Total expenses after waiver and reimbursement ....................                         6,879,418
                                                                                                             --------------
                       Investment income--net ...........................................                        43,408,467
                                                                                                             --------------
===========================================================================================================================
Realized & Unrealized Gain (Loss)--Net
---------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ..............................................       6,929,682
                          Futures contracts--net ........................................      (2,020,410)        4,909,272
                                                                                           --------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ..............................................      23,024,361
                          Futures contracts--net ........................................         159,286        23,183,647
                                                                                           --------------------------------
                       Total realized and unrealized gain--net ..........................                        28,092,919
                                                                                                             --------------
===========================================================================================================================
Dividends to Preferred Stock Shareholders
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................                        (5,757,284)
                                                                                                             --------------
                       Net Increase in Net Assets Resulting from Operations .............                    $   65,744,102
                                                                                                             ==============

      See Notes to Financial Statements.


14      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005

Statements of Changes in Net Assets

                                                                                                  For the Year Ended
                                                                                                       June 30,
                                                                                           --------------------------------
Increase (Decrease) in Net Assets:                                                              2005              2004
===========================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................  $   43,408,467    $   42,628,497
                       Realized gain (loss)--net ........................................       4,909,272          (811,121)
                       Change in unrealized appreciation/depreciation--net ..............      23,183,647       (33,198,262)
                       Dividends to Preferred Stock shareholders ........................      (5,757,284)       (3,307,999)
                                                                                           --------------------------------
                       Net increase in net assets resulting from operations .............      65,744,102         5,311,115
                                                                                           --------------------------------
===========================================================================================================================
Dividends to Common Stock Shareholders
---------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...........................................     (38,543,121)      (37,973,919)
                                                                                           --------------------------------
                       Net decrease in net assets resulting from dividends to Common
                        Stock shareholders ..............................................     (38,543,121)      (37,973,919)
                                                                                           --------------------------------
===========================================================================================================================
Net Assets Applicable to Common Stock
---------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to Common
                        Stock ...........................................................      27,200,981       (32,662,804)
                       Beginning of year ................................................     598,907,870       631,570,674
                                                                                           --------------------------------
                       End of year* .....................................................  $  626,108,851    $  598,907,870
                                                                                           ================================
                          * Undistributed investment income--net ........................  $    8,836,506    $    9,728,444
                                                                                           ================================

      See Notes to Financial Statements.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005       15

Financial Highlights

                                                                                         For the Year Ended
                                                                                              June 30,
The following per share data and ratios have been derived           ------------------------------------------------------------
from information provided in the financial statements.                2005         2004         2003         2002         2001
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ......    $  14.73     $  15.53     $  14.82     $  14.46     $  13.31
                                                                    ------------------------------------------------------------
                       Investment income--net*** ...............        1.07         1.05         1.09         1.10         1.10
                       Realized and unrealized gain (loss)--net          .69         (.84)         .63          .30         1.17
                       Dividends and distributions to Preferred
                        Stock shareholders:
                          Investment income--net ...............        (.14)        (.08)        (.10)        (.15)        (.33)
                          Realized gain--net ...................          --           --           --           --+          --
                                                                    ------------------------------------------------------------
                       Total from investment operations ........        1.62          .13         1.62         1.25         1.94
                                                                    ------------------------------------------------------------
                       Less dividends and distributions to
                        Common Stock shareholders:
                          Investment income--net ...............        (.95)        (.93)        (.91)        (.89)        (.79)
                          Realized gain--net ...................          --           --           --           --+          --
                                                                    ------------------------------------------------------------
                       Total dividends and distributions to
                        Common Stock shareholders ..............        (.95)        (.93)        (.91)        (.89)        (.79)
                                                                    ------------------------------------------------------------
                       Net asset value, end of year ............    $  15.40     $  14.73     $  15.53     $  14.82     $  14.46
                                                                    ============================================================
                       Market price per share, end of year .....    $  14.97     $  13.36     $  14.85     $  14.19     $  13.18
                                                                    ============================================================
================================================================================================================================
Total Investment Return**
--------------------------------------------------------------------------------------------------------------------------------
                       Based on market price per share .........       19.56%       (3.93%)      11.45%       14.61%       13.67%
                                                                    ============================================================
                       Based on net asset value per share ......       11.56%        1.28%       11.60%        9.10%       15.36%
                                                                    ============================================================
================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
--------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of waiver and
                        reimbursement and excluding
                        reorganization expenses* ...............        1.11%        1.10%        1.11%        1.14%        1.13%
                                                                    ============================================================
                       Total expenses, excluding reorganization
                        expenses* ..............................        1.17%        1.17%        1.17%        1.20%        1.22%
                                                                    ============================================================
                       Total expenses* .........................        1.17%        1.17%        1.17%        1.22%        1.29%
                                                                    ============================================================
                       Total investment income--net* ...........        6.99%        6.87%        7.09%        7.41%        7.71%
                                                                    ============================================================
                       Amount of dividends to Preferred Stock
                        shareholders ...........................         .93%         .53%         .65%        1.02%        2.22%
                                                                    ============================================================
                       Investment income--net, to Common Stock
                        shareholders ...........................        6.06%        6.34%        6.44%        6.39%        5.49%
                                                                    ============================================================


16      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005

Financial Highlights (concluded)

                                                                                         For the Year Ended
                                                                                              June 30,
The following per share data and ratios have been derived           ------------------------------------------------------------
from information provided in the financial statements.                2005         2004         2003         2002         2001
================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
--------------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock shareholders        1.48%         .85%        1.03%        1.57%        3.28%
                                                                    ============================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock,
                        end of year (in thousands) .............    $626,109     $598,908     $631,571     $602,571     $587,924
                                                                    ============================================================
                       Preferred Stock outstanding, end of year
                        (in thousands) .........................    $390,000     $390,000     $390,000     $390,000     $390,000
                                                                    ============================================================
                       Portfolio turnover ......................       48.42%       35.59%       26.99%       41.35%       63.37%
                                                                    ============================================================
================================================================================================================================
Leverage
--------------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ...............    $  2,605     $  2,536     $  2,619     $  2,545     $  2,507
                                                                    ============================================================
================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
--------------------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net ........    $    347     $    195     $    253     $    362     $    793
                                                                    ============================================================
                       Series B--Investment income--net ........    $    391     $    216     $    269     $    400     $    533
                                                                    ============================================================
                       Series C--Investment income--net ........    $    373     $    218     $    248     $    375     $    812
                                                                    ============================================================
                       Series D--Investment income--net ........    $    351     $    210     $    255     $    400     $    853
                                                                    ============================================================
                       Series E--Investment income--net ........    $    369     $    213     $    262     $    408     $    813
                                                                    ============================================================

*     Do not reflect the effect of dividends to Preferred Stock shareholders.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
*** Based on average shares outstanding. + Amount is less than $(.01) per share.

      See Notes to Financial Statements.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005       17

Notes to Financial Statements

1. Significant Accounting Policies:

MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make net periodic payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


18      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005

Notes to Financial Statements (concluded)

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. For the year ended June 30, 2005, FAM earned fees of $5,558,588, of which $336,923 was waived. In addition, FAM has agreed to reimburse its advisory fee by the amount of advisory fees the Fund pays to FAM indirectly through its investment in CMA California Municipal Money Fund. For the year ended June 30, 2005, FAM reimbursed the Fund in the amount of $39,742.

For the year ended June 30, 2005, the Fund reimbursed FAM $21,976 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2005 were $474,451,183 and $482,284,420, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 2005 were: Series A, 2.25%; Series B, 1.749%; Series C, 1.54%; Series D, 1.45%; and Series E, 2.45%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended June 30, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $378,100 as commissions.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.079000 per share on July 28, 2005 to shareholders of record on July 14, 2005.

The tax character of distributions paid during the fiscal years ended June 30, 2005 and June 30, 2004 was as follows:

------------------------------------------------------------------------------
                                                      6/30/2005     6/30/2004
------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ................................ $44,300,405   $41,281,918
                                                     -------------------------
Total distributions ................................ $44,300,405   $41,281,918
                                                     =========================

As of June 30, 2005, the components of accumulated earnings on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed tax-exempt income--net ............................. $ 8,331,448
Undistributed long-term capital gains--net .......................          --
                                                                   -----------
Total undistributed earnings--net ................................   8,331,448
Capital loss carryforward ........................................ (44,726,463)*
Unrealized gains--net ............................................  58,719,524**
                                                                   -----------
Total accumulated earnings--net .................................. $22,324,509
                                                                   ===========

* On June 30, 2005, the Fund had a net capital loss carryforward of $44,726,463, of which $8,937,524 expires in 2007, $7,894,678 expires in
      2008, $24,786,894 expires in 2009 and $3,107,367 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on futures contracts and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005       19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniHoldings California Insured Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniHoldings California Insured Fund, Inc. as of June 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings California Insured Fund, Inc. as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
August 11, 2005

Fund Certification (unaudited)

In May 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


20      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Important Tax Information

All of the net investment income distributions paid by MuniHoldings California Insured Fund, Inc. during its taxable year ended June 30, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005       21

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open- market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.


22      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005       23

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   125 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         169 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 50                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
              Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1997 to  Director, The China Business Group, Inc. since        38 Funds        None
Bodurtha**  Princeton, NJ               present  1996 and Executive Vice President thereof from        55 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 61                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992; Professor,  38 Funds        None
Froot       Princeton, NJ               present  Massachusetts Institute of Technology from 1986       55 Portfolios
            08543-9095                           to 1992.
            Age: 47
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of              38 Funds        Kimco
Grills**    Princeton, NJ               present  Employee Benefit Assets of the Association of         55 Portfolios   Realty
            08543-9095                           Financial Professionals ("CIEBA") since 1986;                         Corporation
            Age: 70                              Member of CIEBA's Executive Committee since 1988
                                                 and its Chairman from 1991 to 1992; Assistant
                                                 Treasurer of International Business Machines
                                                 Corporation ("IBM") and Chief Investment Officer
                                                 of IBM Retirement Funds from 1986 to 1993;
                                                 Member of the Investment Advisory Committee
                                                 of the State of New York Common Retirement Fund
                                                 since 1989; Member of the Investment Advisory
                                                 Committee of the Howard Hughes Medical Institute
                                                 from 1997 to 2000; Director, Duke University
                                                 Management Company from 1992 to 2004, Vice
                                                 Chairman thereof from 1998 to 2004 and Director
                                                 Emeritus thereof since 2004; Director, LaSalle Street
                                                 Fund from 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the Investment
                                                 Advisory Committee of the Virginia Retirement
                                                 System since 1998; Vice Chairman thereof from
                                                 2002 to 2005 and Chairman thereof since 2005;
                                                 Director, Montpelier Foundation since 1998 and
                                                 its Vice Chairman since 2000; Member of the
                                                 Investment Committee of the Woodberry Forest
                                                 School since 2000; Member of the Investment
                                                 Committee of the National Trust for Historic
                                                 Preservation since 2000.


24      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1997 to  John M. Olin Professor of Humanities, New York        38 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     55 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997
            Age: 66                              and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &       38 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        55 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 62                              the Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director, ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank
                                                 (now Wells Fargo) from 1983 to 1988; Director,
                                                 First National Bank of New Mexico (now Wells
                                                 Fargo) from 1975 to 1976; Vice President, American
                                                 Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management (investment adviser)      38 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon Brothers      55 Portfolios
Jr.         08543-9095                           Asset Management from 1992 to 1995; Chairman
            Age: 68                              of Salomon Brothers Equity Mutual Funds from
                                                 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee,
                                                 Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     2002 to  Chairman of Fernwood Advisors, Inc. (investment       39 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   56 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of
            Age: 72                              R.P.P. Corporation (manufacturing company)
                                                 since 1978; Director of International Mobile
                                                 Communications, Incorporated (telecommunications)
                                                 since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            *  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

            ** Co-Chairman of the Board and the Audit Committee.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005       25

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1997 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 present  to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director of MLIM from 1997 to 2000.
Jacob       Princeton, NJ  Vice         present
            08543-9011     President
            Age: 54
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director of MLIM from 1997 to 2000.
Loffredo    Princeton, NJ  Vice         present
            08543-9011     President
            Age: 41
------------------------------------------------------------------------------------------------------------------------------------
Walter C.   P.O. Box 9011  Vice         1997 to  Managing Director of MLIM since 2003; Director (Municipal Tax-Exempt Fund
O'Connor    Princeton, NJ  President    present  Management) of MLIM from 2000 to 2003; Vice President of MLIM from 1993 to 2000.
            08543-9011
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 53                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MUC


26      MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.        JUNE 30, 2005       27

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniHoldings California Insured Fund, Inc. seeks to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniHoldings California Insured Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #HOLDCA -- 6/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -            Fiscal Year Ending June 30, 2005 - $32,000
                                     Fiscal Year Ending June 30, 2004 - $38,200

         (b) Audit-Related Fees -    Fiscal Year Ending June 30, 2005 - $3,500
                                     Fiscal Year Ending June 30, 2004 - $3,000

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -              Fiscal Year Ending June 30, 2005 - $5,700
                                     Fiscal Year Ending June 30, 2004 - $5,610

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending June 30, 2005 - $0
                                     Fiscal Year Ending June 30, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending June 30, 2005 - $8,181,305
             Fiscal Year Ending June 30, 2004 - $16,114,216

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Kenneth A. Froot (as of June 1, 2005)
         Joe Grills
         Herbert I. London
         Andre F. Perold (resigned as of October 1, 2004)
         Roberta Cooper Ramo
         Robert S. Solomon, Jr.
         Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniHoldings California Insured Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniHoldings California Insured Fund, Inc.

Date: August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniHoldings California Insured Fund, Inc.

Date: August 19, 2005


By: /s/ Donald C. Burke
    -----------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniHoldings California Insured Fund, Inc.

Date: August 19, 2005